Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82


[Television commercial. Series of still photographs of fencers sparring. First photograph appears. Voice reads:] Agile. Concentrated.
[Photograph dissolves into a new photograph; at the top of the photograph is the following text:] CGM Focus Fund.
[Voice reads:] Flexibly managed.
[Photograph dissolves into a new photograph; at the top of the photograph is the following text:] CGM Focus Fund.
[Voice reads:] CGM Focus Fund.
[Photograph dissolves into a new photograph; at the top of the photograph is the following text:] Managed by Ken Heebner.
[Voice reads:] Manager Ken Heebner targets promising investment potential across the market.
[Photograph dissolves into a new photograph.]
[Photograph dissolves into a new photograph; at the top of the photograph is the following text:] 1-800-CGM-INFO.
[Voice reads:] Call 1-800-CGM-INFO for current performance information and a prospectus.
[Photograph dissolves and a title slide supers that reads:] 1-800-CGM-INFO. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing.
[Voice reads:] Read the prospectus carefully.
[Title slide is held and additional text is added to the title slide that reads:] The prospectus contains this and other important information about the Fund.
[Title slide supers and dissolves into a new photograph; at the top of the photograph is the following text:] 1-800-CGM-INFO.
[Photograph dissolves into a new photograph; at the top of the photograph is the following text:] 1-800-CGM-INFO.
[Photograph dissolves into a new photograph.]
[Photograph dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:] CGM Focus Fund 1-800-CGM-INFO.
[Voice reads:] CGM Focus Fund.
[Commercial ends.]